UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2023
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Bridger Aerospace Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41603	88-3599336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Aviation Lane Belgrade MT	59714
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (406) 813-0079
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BAER	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	BAERW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Bridger Aerospace Group Holdings, Inc. (the “Company”) announced the following changes to the Board of Directors of the Company (the “Board”):

Ms. Anne Hayes, age 41, was appointed to the Board on September 8, 2023. Ms. Hayes is a Director at Quadrant Capital Advisors, Inc., a single-family office, a position she has held since 2008, and also serves as Chief Financial Officer of Councilor, Buchanan & Mitchell, P.C., an accounting and advisory firm, a position she has held since 2020. Ms. Hayes has been appointed as a Class II director to the Board and has been appointed as a member and Chair of the Audit Committee of the Board, effective as of September 8, 2023. She is an audit committee financial expert. There is no arrangement or understanding between Ms. Hayes and any other person pursuant to which Ms. Hayes was appointed as a director. At this time, the Company is not aware of any transactions with Ms. Hayes that would require disclosure under Item 404(a) of Regulation S-K.

Director Debra Coleman resigned from the Board of Directors of the Company (the “Board”), effective September 8, 2023. Ms. Coleman was a member and Chair of the Audit Committee of the Board, and by resigning from the Board, also resigned from the Audit Committee. Ms. Coleman’s resignation letter is filed as Exhibit 17.1 to this Current Report on Form 8-K. The Company, its management and the remaining members of the Board have considered Ms. Coleman’s resignation letter and continue to have full confidence in the governance and effective functioning of the Audit Committee. The Board believes Ms. Hayes’ membership on the Audit Committee and the Board will add additional value and expertise to the overall oversight and management responsibilities of the Board and all of its committees.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

17.1	Resignation Letter of Debra Coleman dated September 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGER AEROSPACE GROUP HOLDINGS, INC.

Dated: September 13, 2023	By:	/s/ James Muchmore
James Muchmore
Chief Legal Officer and Executive Vice President